UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 March 13, 2019

Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity:  333-172366-12

Central Index Key Number of issuing entity:  0001596958

WFRBS Commercial Mortgage Trust 2014-LC14
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-172366

Central Index Key Number of depositor:  0000850779

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0000740906

Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001541468

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0000729153

NatWest Markets Plc (formerly known as The Royal Bank of Scotland plc)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001541615

RBS Financial Products Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001592182

Rialto Mortgage Finance, LLC
(Exact name of sponsor as specified in its charter)

Anthony J. Sfarra (212) 214-5600
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

38-3925004
38-3925005
38-3925006
38-7111568
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(410) 884-2000
(Telephone number, including area code)

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                               Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 6 - Asset-Backed Securities

Item 6.02 – Change of Servicer or Trustee.

Effective March 13, 2019, pursuant to Section 6.05 of the Pooling and Servicing Agreement, dated as of December 1, 2013 relating to WFRBS Commercial Mortgage Trust 2013-C18, Commercial Mortgage Pass-Through Certificates, Series 2013-C18, out of which the AmericasMart Mortgage Loan (11.1% of the initial principal balance of the mortgage pool) and The Outlet Collection | Jersey Gardens Mortgage Loan (6.4% of the initial principal balance of the mortgage pool) are being serviced, LNR Partners, LLC (“LNR Partners”), a Florida limited liability company, has been appointed the general special servicer and the co-op special servicer.  The principal executive offices of LNR Partners are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Registrant)
Date: March 19, 2019
	By:	/s/ Lee D. Green
Name: Lee D. Green
Title: Director